Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the quarterly report of microHelix, Inc. (the "Company") on Form 10-QSB for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, Tyram H. Pettit, President, Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 , except that the unaudited consolidated financial statements included in the report were not reviewed by independent public accountants as required by section 10-01(d) of Regulation S-X; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2004

                                        /s/ Tyram H. Pettit
                                        ---------------------------------------
                                        Tyram H. Pettit
                                        President, Chief Executive Officer and
                                        Chief Financial Officer